                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) October 4, 2001
                                                --------------------------------

                          AK STEEL HOLDING CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Delaware                File No. 1-13696                   31-1401455
---------------            ------------------------            -----------------
(State or other            (Commission file number)           (IRS employer
jurisdiction of                                                identification
incorporation)                                                 number)


   703 Curtis Street, Middletown, Ohio                            45043
----------------------------------------                      ------------------
(Address of principal executive offices)                        (Zip code)


Registrant's telephone number, including area code: 513-425-5000
                                                    ----------------------------

                            Not Applicable
--------------------------------------------------------------------------------
(Former name or former address, if changed since last report)

Item 5.  Other Events.
         ------------

         On September 27, 2001, Judge Herman J. Weber of the Southern District of Ohio, Western Division dismissed with prejudice one of the major air pollution claims filed against the company last year by the United States on behalf of the U.S. Environmental Protection Agency (U.S. EPA). In the dismissed claim, the government alleged that AK Steel's Middletown Blast Furnace had violated the Ohio State Implementation Plan (SIP) of the Clean Air Act for failure to comply with visible emissions (opacity) standards and failure to install reasonably available control measures, or RACM.

Item 7.  Exhibit.
         -------

         (a) Financial Statements of business acquired:

             Not applicable.

         (b) Pro Forma financial information:

             Not applicable.

         (c) Exhibit:

             Not applicable.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          AK STEEL HOLDING CORPORATION



                          s/s Brenda S. Harmon
                              -----------------------------
                              Brenda S. Harmon
                              Secretary

Dated:  October 10, 2001